Exhibit 24.1

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 6, 2023.

/s/ Mark H. Bloom
Mark H. Bloom

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 5, 2023.

/s/ Kathleen L. Casey
Kathleen L. Casey

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 6, 2023.

/s/ Kevin G. Chavers
Kevin G. Chavers

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 5, 2023.

/s/ Launcelot F. Drummond
Launcelot F. Drummond

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 5, 2023.

/s/ Aleem Gillani
Aleem Gillani

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 6, 2023.

/s/ Mark B. Grier
Mark B. Grier

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 6, 2023.

/s/ Luke S. Hayden
Luke S. Hayden

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 5, 2023.

/s/ Christopher E. Herbert
Christopher E. Herbert

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 7, 2023.

/s/ Grace A. Huebscher
Grace A. Huebscher

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 5, 2023.

/s/ S. Sara Mathew
S. Sara Mathew

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 6, 2023.

/s/ Allan P. Merrill
Allan P. Merrill

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Michael J. DeVito, Christian M. Lown, Heidi Mason, and Alicia S. Myara, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2023 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 7, 2023.

/s/ Alberto G. Musalem
Alberto G. Musalem